UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):May 15, 2007 (May 10, 2007)

CHINA PUBLIC SECURITY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Florida	333-132119	59-1944687
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Unit D, Block 2, Tian An Cyber Park
Chegongmiao, Shenzhen, Guangdong, 518040
People’s Republic of China
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:	(+86) 755 -8835-2899

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Appointment of Chief Operating Officer and Chief Technology Officer

On May 10, 2007, the Board of Directors of China Public Security Technology, Inc. (the "Company") appointed Mr. Zhi Xiong Huang as the Chief Operating Officer of the Company, effective immediately. On the same day, the Board of Directors also appointed Mr. Yi Gang Shen as the Chief Technology Officer of the Company, effective immediately.

Mr. Zhi Xiong Huang, age 38, has served as a member on the Company’s Board of Directors since November 28, 2006. Mr. Huang has also served as the Vice-President of its subsidiary Public Security Technology (PRC) Co. Ltd. since its incorporation in January 2006. Since September 2002, he has also been a Vice President of Shenzhen iASPEC Software Engineering Co. Ltd., where he supervises iASPEC’s research and development activities and consults on various types of sophisticated technical issues. Between July 2001 and March 2002, Mr. Huang served as the General Manager of product development of Shenzhen Runsheng Information Systems Co., Ltd. and was responsible for overseeing general operations. He holds a B.S. in computer science from Hehai University in China and has over fifteen years experience on information system. Currently, Mr. Huang, is a Director of Shenzhen Computer Association and Expert of Shenzhen Expert Association, a non-profit organization.

Mr. Yi Gang Shen, age 34, graduated from Lanzhou University of China where he earned a BA in Electronics and Information Science. Since February 2006, Mr. Shen has been served as the Director of the R&D Center of Shenzhen iASPEC Software Engineering Co., Ltd. From March 2003 to January 2006, Mr. Shen served as the Director of product and business development of Li Ming Network Co., Ltd., and from June 2000 to February 2003, Mr. Shen served as the Project Manager of "TOM. COM", a company listed in Hong Kong. Mr. Shen has over ten years of IT experience in different areas such as e-government and financing. Mr. Shen holds the Senior Project Manager certificate awarded by the Ministry of Information Industry of P.R.C.

There are no family relationships among Mr. Huang or Mr. Shen and any of the directors or officers of the Company.

There were no transactions between Mr. Huang or Mr. Shen and the Company since the beginning of the Company’s last fiscal year and there are no currently proposed transactions between Mr.Huang and the Company.

Neither Mr. Huang nor Mr. Shen and the Company have entered into any employment agreement but they intend to do so at a future date. Neither Mr. Huang nor Mr. Shen currently participates in any material plan, contract or arrangement with the Company.

Resignation of Chief Marketing Officer

On May 10, 2007, the Board of Directors of the Company accepted Ms. Ying Hong’s resignation for health reasons from her position as the Chief Marketing Officer of the Company, effective immediately. There were no disagreements between Ms. Hong and the Company at the time of her resignation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA PUBLIC SECURITY TECHNOLOGY, INC.

Dated: May 15, 2007	/s/ Jiang Huai Lin
Jiang Huai Lin
Chairman and Chief Executive Officer